Washington Mutual Investors Fund



The American Funds Group (R) (logo)



(cover picture)



1999 Annual Report



(picture)



About Our Cover:



The New York Stock Exchange from the statue of George Washington in front of the Federal Hall National Memorial. The Memorial replaced the original Federal

Hall, where George Washington was sworn in as the country's first president in

1789.



Preparing for the Year 2000:



The Fund's key service providers _ Capital Research and Management Company,

the investment adviser, Washington Management Corporation, the business manager, and American Funds Service Company, the transfer agent _ have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with

business partners,   vendors and other service providers will continue through

much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, please call Shareholder

Services at 800/421-0180, ext. 21, or visit our Web site at

www.americanfunds.com.



Washington Mutual Investors Fund (SM) seeks to provide income and growth of principal through investments in quality common stocks. Washington Mutual

Investors Fund is one of the 29 funds in The American Funds Group(R), the nation's third-largest mutual fund family. For more than six decades, Capital

Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.



Fund results in this report were computed without a sales charge unless otherwise indicated.  Here are the Fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31,

1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods _ 10 years: +351.37%, or

+16.27% a year; 5 years: +169.93%, or +21.97% a year; 12 months: +0.46%.
Sales

charges are lower for accounts of $50,000 or more.



Figures shown are past results. Share price and return  will vary, so you may lose money. Investing for short periods makes losses more likely. Investments

are not   FDIC-insured, nor are they deposits of or guaranteed   by a bank or

any other entity.



Fellow Shareholders:



During the fiscal year ended April 30, Washington Mutual Investors Fund generated a total return of 14.6%.<FN1> This followed several unusually big gains: +40.8% in 1998, +22.4% in 1997 and +30.4% in 1996.  Our fiscal 1999 results were achieved in a volatile investment climate. When the year began last May, the U.S. stock market was rising. Starting in mid-July it suffered a severe decline, brought on mainly by further economic deterioration in Asia and weaker earnings reports for U.S. companies doing business in that part of the world. Another contributing factor was the collapse in September of a major

Wall Street hedge fund.



Three timely reductions in short-term interest rates by the Federal Reserve _

in September, October and November _ helped prevent matters from getting worse. Stock prices in the United States responded favorably to the Fed's actions, turning upward again in October. They kept rising, with minor interruptions, during the remainder of our fiscal year. Throughout this time,

the nation's economy has continued to grow, and inflation has remained under control even though unemployment is very low.



In fiscal 1999, the unmanaged Standard & Poor's 500 Composite Index recorded a total return of 21.8%. The large disparity between that figure and your Fund's results reflects some unusual developments that have been taking place within the market and the index; this is discussed further in the Investment
Adviser's

Report, which begins on page 2.



This past fiscal year saw takeover or merger activity involving a number of companies in the Fund's portfolio of securities. These, in part, include

American Stores, Ameritech, Bankers Trust, Bank of America, Beneficial
Finance,

Chrysler, Mobil Oil and Transamerica. We believe the presence of such an unusually large number of acquisitions attests to the ability of our investment adviser, Capital Research and Management Company, to identify attractive underlying value through intensive research.



During the year, 44% of the companies represented in the portfolio raised their dividend payments. This has enabled your Fund to maintain its dividend in a period of unprecedented shareholder growth, where an increasing number reinvest their dividends and capital gains.



Since our last report to you at the end of October, 11 new securities have appeared in the portfolio: Alcoa, Ashland, Citigroup, Diebold, Dominion

Resources, Fluor, Hercules, Interpublic Group of Companies, Knight-Ridder,

Sundstrand and Tribune. Eleven holdings were eliminated: Bell Atlantic, Cigna,

Comerica, Goodyear, Louisiana-Pacific, R.H. Donnelley, Raytheon, Rite Aid,

Rockwell International, Sonat and Waste Management.



The phenomenal rise in the prices of Internet stocks _ some of which have no earnings _ has created apprehension that a realistic



appraisal of future prospects for these firms might cause a major collapse in that segment of the market and hurt other, less volatile securities as well.

Your management shares this concern. If and when a fairly broad-based decline takes place, we believe that Washington Mutual's time-tested criteria _

emphasizing earnings and dividends _ can provide relative stability for the portfolio, just as it has during downturns in the past. On page 6, you will find an article featuring the Fund's investment approach and our criteria.



We are always pleased to receive questions and comments from our investors.

Because a wide range of information is now available from your financial adviser and the American Funds Web site, www.americanfunds.com, we have joined other funds in The American Funds Group in eliminating quarterly reports. Our next formal report to shareholders will cover the six months ending
October 31.



Cordially,



(signatures)



Stephen Hartwell         James H. Lemon, Jr.           Harry J. Lister

Chairman of the Board    Vice Chairman of the Board    President of the Fund

June 11, 1999



[FN]

<F1>All figures in this report include reinvestment of distributions unless otherwise indicated.




Investment Adviser's Report



Over the past year or so, we have seen huge discrepancies in the results turned in by various segments of the U.S. stock market.  Equities with large capitalizations generally continued accelerating in price while many smaller capitalization issues fared poorly.  In particular, Internet-related stocks soared to extraordinary levels before their recent correction.  Meanwhile, the securities of many well-run companies with solid prospects in less exotic industries languished for lack of investor interest during most of this period even though they carried more reasonable valuations.



To give you some idea of how wide the discrepancies have been, consider this:

during the fiscal year ended April 30, the 55 stocks in the unmanaged Standard

& Poor's 500 Composite Index with market capitalizations of $50 billion or more rose in price an average of 27%, while those with capitalizations of less than

$2 billion declined an average of 23%.



Washington Mutual's 14.6% total return in fiscal 1999 trailed the S&P 500 by a wide margin primarily for two reasons: 1) because our portfolio aims to provide an income return above that of the index, it includes numerous income-oriented stocks which often lag when the market soars; and 2) a number of the stocks

that propelled the    S&P 500 upward are non-dividend-paying, over-the-counter

securities that did not meet our strict criteria and were not eligible for investment.



As those of you who have followed the Fund for some time are aware, Washington

Mutual invests only in dividend-paying securities listed on the New York Stock

Exchange.  At a time when the market and key components of the S&P 500 have been behaving in such an unusual, widely divergent manner, it is useful to also compare the Fund's results with those recorded by the NYSE Composite Index,

which covers all stocks listed on the Big Board.  For the 12 months ended
April

30, that index rose 11.3% _ about three percentage points less than your Fund

_ if we assume a dividend yield equal to the S&P 500.  (The NYSE Composite is not computed on a total return basis.)  Measured this same way, over the past five years Washington Mutual has outpaced this index by an average margin of almost two percentage points a year.  It is interesting to note as well that the NYSE Composite and the S&P 500 normally track each other fairly closely;

the 10-point spread between the two in fiscal 1999 was eight times wider than the average of all other fiscal-year comparisons since the NYSE Composite was created more than 30 years ago.



Washington Mutual has continued to do well relative to the majority of similar funds.  According to Lipper, Inc., a leading mutual fund tracking service,

despite the relatively lackluster results in fiscal 1999 your Fund placed in the top 34% (276th of 815) among all growth-and-income funds for the year.

Over longer, more meaningful periods, it has done even better.  For the five years ended April 30, it ranked in the top 11% (32nd of 319); for the 10 years,

in the top 17% (25th of 148); and for the past 30 years, in the top 8% (fourth of 56) among similar funds in existence throughout that time.  (Lipper results do not reflect the effects of sales charges.)



The portfolio, which begins on page 14, reflects the broadly diversified nature of the Fund and shows how its assets were diversified at fiscal year-end.  The largest industry positions as a percentage of net assets were Banking (14.1%),

Telecommunications (10.7%), Utilities: Electric & Gas (8.5%), Health &
Personal

Care (8.2%), Energy Sources (7.5%), Chemicals (5.6%) and Insurance (4.9%).



In the months ahead, we will continue relying on our organization's strong research capabilities to uncover good values and do our best to provide you with a rewarding investment experience.



- Capital Research and Management Company



Charting an Investment



(graph)



This chart shows how a $10,000<F1> investment grew between July 31, 1952, when the Fund began operations, and April 30, 1999.



As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $4,458,474<F1><F2>. Over the same period, that $10,000 would have grown to $2,915,275 in the unmanaged
Standard &

Poor's 500 Composite Index of U.S. common stocks. According to the Consumer

Price Index, it now requires $62,247 to purchase what $10,000 would have bought on July 31, 1952. In the average savings institution, $10,000 with interest compounded, would have grown to $108,513.<F4>



The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since

April 30, 1989. At that time, according to the table, the value of the investment illustrated here was $911,607. Since then it has gone up nearly fivefold to $4,458,474. Thus, in the same 10-year period, the value of your

1989 investment _ regardless of its size _ has also increased nearly fivefold.



(Mountain Chart; plot points below)



Results of a $10,000 Investment in WMIF, the S&P500, and the CPI. July 31,
1952

through April 30, 1999



Fiscal

Year

ended    Dividends             Dividends            TOTAL

April 30 in Cash WMIF<F1><F3> Reinvested  WMIF <F2> RETURN   S&P500     CPI



07/31/52             $9,425                 $9,425           $10,000   $10,000

1953        $169      9,161       $170       9,330    -6.7%   10,073     9,963

1954         434     10,773        450      11,494    23.2    12,267    10,037

1955         501     14,665        542      16,288    41.7    17,264    10,000

1956         580     17,851        654      20,565    26.3    22,870    10,075

1957         648     18,304        756      21,877     6.4    22,450    10,449

1958         680     16,928        825      21,055    -3.8    22,214    10,824

1959         700     24,125        885      31,071    47.6    30,484    10,861

1960         728     21,871        947      29,041    -6.5    29,761    11,049

1961         815     26,300       1,097     36,167    24.5    36,957    11,161

1962         823     26,592       1,145     37,654     4.1    38,035    11,311

1963         890     28,838       1,279     42,278    12.3    42,171    11,423

1964         923     31,149       1,368     47,109    11.4    49,542    11,573

1965         957     36,940       1,463     57,490    22.0    57,260    11,760

1966        1,049    38,487       1,648     61,603     7.2    60,362    12,097

1967        1,177    39,424       1,906     65,270     6.0    64,534    12,397

1968        1,332    42,481       2,231     72,692    11.4    69,131    12,884

1969        1,516    48,408       2,626     85,576    17.7    75,712    13,596

1970        1,604    39,049       2,874     71,603   -16.3    61,578    14,419

1971        1,710    48,769       3,193     93,387    30.4    81,401    15,019

1972        1,779    47,991       3,456     95,521     2.3    86,888    15,543

1973        1,818    43,290       3,671     89,522    -6.3    88,797    16,330

1974        1,857    40,682       3,907     87,956    -1.7    77,563    17,978

1975        2,185    42,855       4,829     98,315    11.8    78,768    19,813

1976        2,349    53,771       5,498    129,949    32.2    95,421    21,011

1977        2,509    55,449       6,171    140,348     8.0    96,205    22,472

1978        2,658    54,228       6,849    144,339     2.8    99,497    23,933

1979        2,870    58,180       7,785    163,075    13.0   110,175    26,442

1980        3,203    56,032       9,167    165,847     1.7   121,539    30,337

1981        4,785    72,410      14,603    230,423    38.9   159,497    33,371

1982        4,098    69,851      13,326    235,768     2.3   147,832    35,543

1983        4,496   101,855      15,516    362,292    53.7   220,196    36,929

1984        4,839   100,116      17,526    373,508     3.1   223,854    38,614

1985        5,464   115,473      20,783    452,497    21.1   263,309    40,037

1986        6,109   152,209      24,381    623,767    37.8   358,598    40,674

1987        6,780   180,960      28,229    771,947    23.8   453,750    42,210

1988        7,116   167,083      30,815    742,854    -3.8   424,533    43,858

1989        6,183   198,139      27,837    911,607    22.7   521,235    46,105

1990        8,920   202,429      41,689    971,049     6.5   575,654    48,277

1991        9,135   222,015      44,572  1,113,744    14.7   676,779    50,637

1992        8,318   244,606      42,318  1,272,370    14.2   771,871    52,247

1993        8,467   268,131      44,627  1,442,386    13.4   843,007    53,933

1994        8,583   266,513      46,718  1,479,109     2.5   887,902    55,206

1995        9,790   301,054      55,058  1,730,691    17.0 1,042,552    56,891

1996       10,007   381,514      58,187  2,256,889    30.4 1,356,721    58,539

1997       10,505   455,550      62,763  2,763,026    22.4 1,697,402    60,000

1998       11,032   628,863      67,444  3,890,245    40.8 2,393,154    60,861

1999       11,526   707,653      71,812  4,458,474    14.6 2,915,275    62,247



Fund's lifetime average annual compound return: 13.9%1





Average Annual Compound Returns<F7> for periods ended April 30, 1999



          10 Years       5 Years        1 Year

          +16.51%        +23.23%        +8.01%



During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. Past performance is not predictive of future performance.



[FN]

<F1> Results reflect payment of the maximum sales charge of 5.75% on the

$10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was

8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.



<F2> Total Value includes reinvested dividends of $805,596 and reinvested capital gain distributions of $1,099,907.



<F3> Capital Value includes capital gain distributions of $223,583, but does not reflect  income dividends of $184,617 taken in cash.



<F4> Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits,

including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to  maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth.

Maximum allowable interest rates were imposed by

law until 1983.



<F5> Computed from data supplied by the U.S. Department of Labor, Bureau of

Labor Statistics.



<F6> Since the Fund's inception on July 31, 1952.



<F7> Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $50,000 or more.




The Art of Investing



(photo)



The New York Stock Exchange and beyond_All works of art, whether symphonies,

paintings or novels, have one thing in common. They flow so smoothly and effortlessly that they give no hint of the extraordinary labor that went into their creation. This circumstance is often called _ the art that conceals the art.



(photo)



Successful investing, while not purely an art form, has some of its elements.

When a mutual fund consistently turns in solid results over the decades, the very achievement tends to overshadow the skill and principles that made it possible.



This certainly has been the case with Washington Mutual Investors Fund, where a

$10,000 investment in 1952 grew to $4.7 million by 1999 with all distributions reinvested.  This represents a 14.1% average annual compound return over its

47-year history.



Washington Mutual's record might reasonably prompt shareholders to ask, "How did our Fund achieve that kind of growth?"  It's a fair question _ and it has an interesting answer.  Basically, two key strategies have propelled
Washington

Mutual to its record of growth.



First, the Fund employs a disciplined approach to stock selection. The goal is to identify and invest in stocks that offer the best value _ and do so year after year.  At the same time, the Fund seeks to have at least 95% of its assets invested in stocks at all times _ thus keeping shareholder money at work.



Second, stocks that pass through Washington Mutual's many financial screens are analyzed and studied before they are purchased.  They are then monitored carefully after becoming part of the Fund's holdings.  The research is carried out by an experienced team of investment experts at Capital Research and

Management Company, the Fund's investment adviser.



Pinpointing the best of the best, however, is no easy task _ especially in a stock market overflowing with 13,000 public companies. Likewise, choosing what is fundamental above what is fashionable _ decade after decade _ is equally difficult.



Washington Mutual was founded in 1952 to provide a prudent approach to common stock investing for fiduciaries _ those entrusted with caring for other people's money _ and for conservative individual investors.



That heritage is very much alive today, and Washington Mutual is widely used for such purposes.  Of the 2.0 million shareholder accounts at Washington

Mutual, more than half represent the savings of individual and corporate pension and retirement funds, investments made by trustees, guardians and custodians, and monies invested by religious, educational and charitable organizations.



(pie chart)



Washington Mutual Investors Fund



Retirement plans 52%

Individual Retirement Accounts  43%

403(b), 401(k) and other plans  9%



Individual Accounts 21%

(purpose not specified)



Investments for college expenses 9%

(Uniform Gift/Transfer to Minors Act accounts\



Corporate/Institutional/Nonprofit and Other 18%



Statistics are based on account registrations using a single Taxpayer

Identification Number. Corporate retirement plans are often registered as a single account; however, they may include many participants.



(end of pie chart)



To meet its responsibilities to its shareholders, Washington Mutual looks for companies that offer true financial strength and solid records of growth and profitability.  The Fund also looks for companies that pay regular and preferably increasing annual dividends and for companies whose stocks are highly liquid _ that is, easy to trade in both good and bad markets.



Where does one find such companies?  A good place to start looking is the New

York Stock Exchange.  One of Washington Mutual's basic requirements is that a company must be listed on the New York Stock Exchange (NYSE) to be eligible for the Fund's portfolio.  This has proved wise and profitable.



The NYSE, whose history dates back 200 years, is a highly electronic global marketplace with more than 3,000 listed companies. It is synonymous with Wall

Street.



(graph showing NYSE Market value from 1952 through 1998)

(graph showing NYSE Average Daily Volume from 1952 through 1998)



The market value of the companies trading on the NYSE is about $11 trillion and growing rapidly.  In 1997, trading averaged 527 million shares a day, and the number of shares traded on a single day broke through the one billion share mark for the first time in history.  In 1998, trading averaged 673 million shares a day.



The NYSE is home to most of the nation's major corporations.  All of the 30 blue chip companies that are part of the closely watched Dow Jones Industrial

Average are traded on the NYSE.  Of the 500 companies that make up Standard &

Poor's 500 Composite Index, 458 trade on the NYSE.



What does it mean to shareholders when Washington Mutual says it will invest only in NYSE-listed companies?  Actually, it means quite a lot.  Specifically,

when Washington Mutual invests in a NYSE-listed company, the Fund gets a set of benefits that helps protect and enhance the value of the Fund's investment.

Those benefits come on several levels:



Financial Soundness



In order to be listed on the NYSE, a company must pass a series of financial and business-related tests.  The tests focus on the company's record of profitability, the number of shares it has available in the open market and the market value of those shares.



The NYSE also looks at the degree of public interest in a company, the industry in which it operates and its future business prospects. A company must agree to keep the exchange and the public informed about the progress of its  affairs through annual reports and other communications.  NYSE companies also are required to submit to regular inspections of their books and records by exchange officials.



Market Integrity



The NYSE operates a computerized system called Stock Watch that helps the exchange guard against manipulation of stocks and insider trading.



When NYSE computers register unusual price or volume activity in a listed stock, alarms sound _ at least figuratively.  Often, unusual volume or sudden price changes can be explained by company news, industry trends or economic developments.



(photo of trading floor)



When there is no easy explanation however, the NYSE launches an investigation,

which includes calls to company officials, brokerage firms and traders.  These inquiries are coupled with an electronic review of who made the unusual trades and a wide-ranging study of whether inside information was involved.

If the investigation uncovers wrongdoing by NYSE members or their employees,

the NYSE can take disciplinary action itself or refer the matter to the

Securities and Exchange Commission (SEC) as it does when the incident involves persons outside of NYSE jurisdiction.



Market Volatility



The price of a NYSE-listed stock can be affected by business, economic and market factors.  Price changes generally are regarded as a normal part of market activity.  But when new trading strategies emerge that cause huge price swings _ including panic selling _ the NYSE acts to dampen that volatility and encourage a return to an orderly market.



That is what the NYSE did in 1990 in response to the development of program trading, a strategy in which computers are used to organize the rapid sale or purchase of huge baskets of stocks, causing market prices to soar or plummet.



The NYSE established "circuit breakers," (limits set when price fluctuations exceed a certain percentage of trading) also known as "trading collars," to interrupt the pressure on the market generated by the computerized programs and to give investors time to reassess the activity.  The trading collars, which were triggered 366 times on 227 days in 1998, helped dampen market volatility.



Although a listing on the NYSE is an initial criteria of Washington Mutual's investment standards, it is not the only priority. The Fund has numerous other screens, some of which are mentioned below, to help its portfolio counselors choose sound companies.



Indeed, the Fund's requirements go beyond those set forth by the NYSE.

Washington Mutual, for instance, puts a major emphasis on dividends.  Income can contribute significantly to a stock's total return and can decrease the overall volatility of return.  Dividends have accounted for 47% of Washington

Mutual's lifetime total return.



Significantly, of the 165 companies in the Fund's portfolio, 142 have paid uninterrupted dividends for at least 25 years.  At least 122 have paid dividends for 50 years, while 21 companies, or their predecessors, have paid dividends for at least 100 years!



Current portfolio companies that have paid dividends for 110 years or more as of April 30, 1999



(timeline graphic with companies listed)



The Fund requires its portfolio companies (except for banks) to have paid dividends in at least nine of the last ten years. The Fund also requires a company to have fully earned its dividend in at least four of the last five years. Banks and savings and loans must have paid a dividend in at least four of the past five years and meet specific tests for capital adequacy.
Industrial

companies must also meet specific criteria for return on their invested capital.



Washington Mutual has a prohibition against investing in companies that derive the majority of their revenues from tobacco or alcohol products.  This requirement has drawn widespread support from Fund shareholders.  In addition,

to be eligible for the Washington Mutual portfolio, a company must be a U.S.

corporation.



The impact of all these screens on stock selection is quite dramatic.

Of the more than 3,000 companies listed on the New York Stock Exchange, only

325 meet all the requirements established by Washington Mutual.  And of those

325, only about half _ 165 companies as of April 30 _ have been selected by

Washington Mutual's portfolio counselors to be included in the Fund's portfolio.



Because not every stock that is eligible for Washington Mutual is purchased by the Fund, a shareholder might also wonder:  "Who decides which stocks to purchase?  How are those choices made?"



The answer is that these decisions are made by Washington Mutual's team of portfolio counselors _ eight investment experts who have an average of 24 years of investment experience at Capital Research and Management Company.



Washington Mutual's Portfolio Counselors

(pie chart with counselors' photographs)



James F. Rothenberg

5 years with WMIF



29 years with CRMC



Research

Analyst

Group



Timothy D. Armour

9 years with WMIF

16 years with CRMC



Donald D. O'Neal

5 years with WMIF

14 years with CRMC



Stephen E. Bepler

18 years with WMIF

27 years with CRMC



Robert G. O'Donnell

6 years with WMIF

24 years with CRMC



James K. Dunton

21 years with WMIF

37 years with CRMC



James B. Lovelace

 9 years with WMIF

17 years with CRMC



Gregg E. Ireland

9 years with WMIF

26 years with CRMC



Capital Research manages its mutual funds by using the multiple portfolio counselor system.  Each counselor is given a portion of a fund's assets to manage as though it was an entire fund _ subject to fund objectives and overall guidelines.  A small group of analysts also helps manage a portion of

Washington Mutual's assets.



The counselors work closely with all of Capital's research analysts; currently there are more than 100 analysts who cover every significant industry.



 Washington Mutual Investors Fund



In the investment business, knowledge is power.  Capital analysts travel thousands of miles each year visiting companies, talking to their officials,

and studying their business operations.  Often, the analysts meet with a company's suppliers, bankers, customers and competitors _ all in an effort to develop a complete understanding of what a company is doing today and what it is likely to do in the future.



That information plays a vital role when counselors and analysts decide whether to invest in a specific company.  Although some companies remain in the

Washington Mutual portfolio for many years, the counselors also monitor what happens to these firms on a day-by-day basis.



Capital believes that its multiple portfolio counselor system blends individual effort with teamwork and offers the following benefits:



Consistency



Having more than one person manage a fund's investments over the long term tends to smooth out the peaks and valleys of investing.



Diversity



Each segment of the fund tends to reflect the convictions of the individual managing it _ thereby increasing the fund's diversification.



Flexibility



Counselors can act quickly on their best ideas, without the need for consensus.



Continuity



When a counselor retires or leaves a fund, only a portion of the portfolio changes hands.  That allows for smooth transitions, including a way to phase in new counselors.



"The multiple portfolio counselor system gives shareholders the luxury of more than one investment style," said Jim Rothenberg, president of Capital Research and one of Washington Mutual's portfolio counselors.  "That's particularly important for long-term investors, who will probably experience a variety of market conditions over their financial lifetimes."



Variety, indeed.  For more than four decades, the men and women of Washington

Mutual have maintained the Fund's investment discipline and its steady growth in times of war and peace, economic boom and bust, and bull and bear markets.

Like a genuine work of art, such an approach never goes out of style.



Investment Portfolio

April 30, 1999



Five Largest Investment Categories      Ten Largest Individual Holdings

Percent of

Net Assets



Percent of

Net Assets



(bar Chart)



Bank of America              3.14%

Sprint Fon Group             2.52

Ameritech                    2.28

First Union                  2.24

Household International      2.12

AT&T                         1.94

Wells Fargo                  1.80

U S West                     1.77

GTE                          1.74

Monsanto                     1.71





Equity Securities
Percent of

(Common and Preferred Stocks)            Shares  Market Value (000)  Net
Assets



Energy (photograph)



Energy Sources _ 7.48%



 Ashland Inc.                         3,680,000       $     155,480
 .27%

 Atlantic Richfield Co.               8,108,000             680,565
1.19

 BP Amoco                             1,625,999             184,043
 .32

 Chevron Corp.                        7,892,000             787,227
1.38

 Exxon Corp.                          3,700,000             307,331
 .54

 Kerr-McGee Corp.                     3,150,000             133,481
 .24

 Mobil Corp.                          8,175,000             856,331
1.50

 Texaco Inc.                         14,000,000             878,500
1.54

 Unocal Corp.                         6,800,000             282,625
 .50

                                                          4,265,583
7.48

 Utilities: Electric & Gas _ 8.45%

 Ameren Corp.                         6,800,000             263,075
 .46

 American Electric Power Co., Inc.    4,400,000             182,325
 .32

 Baltimore Gas and Electric Co.       7,300,000             205,313
 .36

 Carolina Power & Light Co.           6,450,000             260,016
 .46

 Central and South West Corp.         9,575,800             237,600
 .42

 CINergy Corp.                        2,250,000              67,078
 .12

 Conectiv                             3,400,000              81,388

 Conectiv, Class A                      325,000              11,395
 .16

 Consolidated Edison, Inc.            5,550,000             252,178
 .44

 Consolidated Natural Gas Co.         3,425,000             203,787
 .36

 Dominion Resources, Inc.             2,000,000              82,250
 .14

 DTE Energy Co.                       3,465,000             141,415
 .25

 Duke Energy Corp.                    4,950,000             277,200
 .49

 Edison International                 3,135,000              76,807
 .13

 Entergy Corp.                        2,400,000              75,000
 .13

 Florida Progress Corp.               4,725,000             181,912
 .32

 FPL Group, Inc.                      1,800,000             101,475
 .18

 GPU, Inc.                            6,325,000       $     241,141
 .42%

 New Century Energies, Inc.           3,050,000             106,750
 .19

 OGE Energy Corp.                       800,000              18,950
 .03

 PECO Energy Co.                      2,500,000             118,594
 .21

 PP & L Resources, Inc.               3,490,319              97,511
 .17

 Public Service Enterprise Group Inc. 2,020,000              80,800
 .14

 Puget Sound Energy, Inc.             3,800,000              93,812
 .16

 Reliant Energy, Inc.

  (formerly Houston Industries Inc.)  1,800,000              50,963
 .09

 Sempra Energy                        2,026,300              42,046
 .07

 Southern Co.                        25,259,400             683,583
1.20

 TECO Energy, Inc.                    1,000,000              21,313
 .04

 Williams Companies, Inc.            11,500,000             543,375
 .95

 Wisconsin Energy Corp.                 800,000              21,500
 .04

                                                          4,820,552
8.45

                                   Total Energy           9,086,135
15.93



Materials (photograph)



Chemicals _ 5.61%

Air Products and Chemicals, Inc.      4,290,000             201,630
 .35

 E.I. du Pont de Nemours and Co.     12,520,500             884,260
1.55

 Hercules Inc.                        4,900,000             185,281
 .33

 International Flavors &

  Fragrances Inc.                     2,940,000             116,130
 .20

 Mallinckrodt Inc.                    3,585,000             125,699
 .22

 Monsanto Co.                        21,532,000             974,323        1.71
 PPG Industries, Inc.                 8,716,500             566,028         .
99

 Sherwin-Williams Co.                 3,000,000              93,375
 .16

 Witco Corp.                          2,825,000              53,851
 .10

                                                          3,200,577
5.61



Forest Products & Paper _ 2.81%



 International Paper Co.             13,500,000             719,719
1.26

 Westvaco Corp.                       5,500,000             164,312
 .29

 Weyerhaeuser Co.                     8,975,000             602,447
1.06

 Willamette Industries, Inc.          2,475,000             115,706
 .20

                                                          1,602,184
2.81



 Metals: Nonferrous _ .54%



 Alcoa Inc.                           2,117,600             131,821
 .23

 Phelps Dodge Corp.                   2,807,300             177,562
 .31

                                        309,383                 .54



 Metals: Steel _ .09%



Allegheny Teledyne Inc.               2,250,000              50,344
 .09

                                Total Materials           5,162,488
9.05



Capital Equipment (photograph)



 Aerospace & Military Technology _ 2.16%



 Boeing Co.                          10,767,900       $     437,446
 .77%

 Sundstrand Corp.                     1,300,000              93,275
 .16

 United Technologies Corp.            4,825,300             699,065
1.23

                                                          1,229,786
2.16



 Data Processing & Reproduction _ 2.50%



 Hewlett-Packard Co.                  7,250,000             571,844
1.01

 International Business Machines Corp.  600,000             125,512
 .22

 Xerox Corp.                         12,347,500             725,416
1.27

                                                          1,422,772
2.50



Electrical & Electronics _ .41%



 Emerson Electric Co.                 2,800,000             180,600
 .32

 General Electric Co.                   500,000              52,750
 .09

                                                            233,350
 .41



 Electronic Components _ .87%



 Motorola, Inc.                       2,610,900             209,198
 .37

 Texas Instruments Inc.               1,700,000             173,613
 .30

 Thomas & Betts Corp.                 2,720,000             114,240
 .20

                                                            497,051
 .87



Electronic Instruments _ .46%



 Perkin-Elmer Corp.                   2,408,900             260,462
 .46

 Energy Equipment _ .37%

 Halliburton Co.                      4,900,000             208,863
 .37



 Industrial Components _ 2.46%



 Dana Corp.                           4,943,100             232,944
 .41

 Eaton Corp.                          3,300,000             302,569
 .53

 Genuine Parts Co.                    8,775,000             263,250
 .46

 Illinois Tool Works, Inc.              866,700              66,736
 .12

 Johnson Controls Inc.                4,152,400             302,866
 .53

 TRW Inc.                             5,550,000             232,753
 .41

                                                          1,401,118
2.46



Machinery & Engineering _ 1.31%



 Caterpillar Inc.                     1,350,000      $       86,906
 .15%

 Deere & Co.                          7,240,000             311,320
 .54

 Fluor Corp.                          3,700,000             123,487
 .22

 Ingersoll-Rand Co.                   1,012,500              70,052
 .12

 Pall Corp.                           6,100,000             112,469
 .20

 Parker Hannifin Corp.                  950,000              44,591
 .08

                                                            748,825
1.31

                        Total Capital Equipment           6,002,227
10.54



Consumer Goods (photograph)

 Appliances & Household Durables _ .33%



 Newell Rubbermaid Inc.

  (formerly Rubbermaid Inc.)          3,937,716             186,795
 .33



 Automobiles _ .19%



 DaimlerChrysler AG

  (formerly Chrysler Corp.)           1,075,538             105,604
 .19

 Beverages _ 1.06%

 PepsiCo, Inc.                       16,350,000             603,928
1.06



 Food & Household Products _ 3.08%



 Bestfoods                            3,915,400             196,504
 .35

 Colgate-Palmolive Co.                2,000,000             204,875
 .36

 General Mills, Inc.                  6,650,000             486,282
 .85

 Kellogg Co.                          6,839,600             253,065
 .44

 Sara Lee Corp.                      27,691,500             616,136
1.08

                                                          1,756,862
3.08



 Health & Personal Care _ 8.16%



 American Home Products Corp.         2,200,000             134,200
 .23

 Avon Products, Inc.                  4,679,600             254,161
 .45

 Baxter International Inc.            3,200,000             201,600
 .35

 Bristol-Myers Squibb Co.            14,700,000             934,369
1.64

 Eli Lilly and Co.                    7,990,000             588,264
1.03

 Johnson & Johnson                      800,000              78,000
 .14

 Kimberly-Clark Corp.                12,415,600             761,231
1.34

 McKesson Corp.                       3,000,000             105,000
 .18

 Merck & Co., Inc.                    2,000,000             140,500
 .25

 Pfizer Inc                           3,600,000             414,225
 .73

 Pharmacia & Upjohn, Inc.             4,500,000             252,000
 .44

 Schering-Plough Corp.                7,200,000             347,850
 .61

 Warner-Lambert Co.                   6,500,000             441,594
 .77

                                                          4,652,994
8.16



Recreation & Other Consumer Products _ .94%



 Eastman Kodak Co.                    5,656,500       $     422,116
 .74%

 Stanley Works                        3,675,000             111,858
 .20

                                                            533,974
 .94



 Textiles & Apparel _ 1.05%



 NIKE, Inc., Class B                  7,685,425             477,937
 .84

 VF Corp.                             2,400,000             123,600
 .21

                                                            601,537
1.05

                           Total Consumer Goods           8,441,694
14.81



Services (photograph)



Broadcasting & Publishing _ .71%



 Dow Jones & Co., Inc.                3,292,400             179,436
 .31

 Gannett Co., Inc.                    1,675,800             118,667
 .21

 Knight-Ridder, Inc.                  1,600,000              86,100
 .15

 Tribune Co.                            253,300              21,135
 .04

                                                            405,338
 .71



 Business & Public Services _ 2.72%



 Browning-Ferris Industries, Inc.     9,158,700             365,203
 .64

 Deluxe Corp.                         2,489,800              86,209
 .15

 Diebold, Inc.                          700,000              16,844
 .03

 Dun & Bradstreet Corp.               2,803,500             103,029
 .18

 Electronic Data Systems Corp.        5,214,700             280,290
 .49

 First Data Corp.                     7,575,000             321,464
 .57

 IKON Office Solutions, Inc.          7,285,000              87,875
 .15

 Interpublic Group of Companies, Inc. 1,362,200             105,656
 .19

 Pitney Bowes Inc.                    2,634,500             184,250
 .32

                                                          1,550,820
2.72



 Leisure & Tourism _ .37%



 McDonald's Corp.                     5,000,000             211,875
 .37



 Merchandising _ 4.06%



 Albertson's, Inc.                   12,033,200             619,710
1.09

 American Stores Co.                 13,423,000             423,663
 .74

 J.C. Penney Co., Inc.               13,120,500             598,623
1.05

 May Department Stores Co.           11,100,000             441,919
 .77

 Sears, Roebuck and Co.               1,600,000              73,600
 .13

 Wal-Mart Stores, Inc.                3,430,000             157,780
 .28

                                                          2,315,295
4.06



 Telecommunications _ 10.66%



 Ameritech Corp.                     19,017,000        $  1,301,476
2.28%

 AT&T Corp.                          21,899,050           1,105,902
1.94

 GTE Corp.                           14,763,300             988,218
1.74

 SBC Communications Inc.              4,194,350             234,884
 .41

 Sprint FON Group (formerly Sprint Corp.)

                                     13,993,800           1,435,239
2.52

 U S WEST, Inc.                      19,319,700           1,010,662
1.77

                                                          6,076,381
10.66



 Transportation: Rail _ 1.05%



 CSX Corp.                            2,831,000             139,427
 .24

 Norfolk Southern Corp.              10,450,000             341,584
 .60

 Union Pacific Corp.                  2,000,000             120,000
 .21

                                                            601,011
1.05

                                 Total Services          11,160,720
19.57



Finance (photograph)



Banking _ 14.12%



 Bankers Trust Corp.                  3,040,000             273,790
 .48

 Bank of America Corp.

  (formerly BankAmerica Corp.)       24,825,000           1,787,400
3.14

 Bank of New York Co., Inc.          15,100,000             604,000
1.06

 BANK ONE CORP.

  (formerly BANC ONE CORP.)           8,174,500             482,296
 .85

 Chase Manhattan Corp.               10,194,800             843,620
1.48

 Citigroup Inc.                       3,500,000             263,375
 .46

 First Union Corp.                   23,086,700           1,278,426
2.24

 Fleet Financial Group, Inc.          6,100,000             262,681
 .46

 J.P. Morgan & Co. Inc.               3,175,000             427,831
 .75

 KeyCorp                              9,550,000             295,453
 .52

 SunTrust Banks, Inc.                 5,975,000             427,213
 .75

 Wachovia Corp.                         850,000              74,694
 .13

 Wells Fargo & Co.                   23,727,000           1,024,710
1.80

                                                          8,045,489
14.12



 Financial Services _ 3.34%



 American Express Co.                   600,000              78,413
 .14

 Fannie Mae                           3,900,000             276,656
 .48

 Household International, Inc.       24,047,482           1,209,889
2.12

 SLM Holding Corp.                    2,000,000              85,375
 .15

 Transamerica Corp.                   3,600,000             256,500
 .45

                                                          1,906,833
3.34



 Insurance _ 4.91%



 Aetna Inc.                           2,650,000             232,372

 Aetna Inc., Class C,

   6.25% convertible preferred          315,000              24,353
 .45

 Allstate Corp.                      14,950,000             543,806
 .95

 American General Corp.               6,555,000             485,070
 .85

 Aon Corp.                            7,829,400             536,314
 .94

 Jefferson-Pilot Corp.                3,350,000       $     225,706
 .40%

 Lincoln National Corp.               3,025,000             290,589
 .51

 Marsh & McLennan Companies, Inc.     2,512,500             192,363
 .34

 St. Paul Companies, Inc.             9,402,400             269,731
 .47

                                                          2,800,304
4.91

                                  Total Finance          12,752,626
22.37



Multi-Industry (photograph)



Multi-Industry _ 2.02%



 AlliedSignal Inc.                    9,300,000             546,375
 .96

 Berkshire Hathaway, Class A

   (formerly General Re Corp.)              600              45,840
 .08

 Dover Corp.                          6,150,500             227,184
 .40

 Minnesota Mining and

   Manufacturing Co.                  2,500,000             222,500
 .39

 Tyco International Ltd.

   (formerly AMP Inc.)                1,175,501              95,509
 .16

 Whitman Corp.                        1,050,000              17,194
 .03

                           Total Multi-Industry           1,154,602
2.02



Miscellaneous



 Miscellaneous _ 2.27%



 Equity securities in

   initial period of acquisition     27,452,700           1,297,165
2.27



 TOTAL EQUITY SECURITIES

   (cost:  $36,643,354,000)                              55,057,657
96.56



U.S. Treasuries and Other Federal Agencies



                                      Principal

                                        Amount

 Short-Term Securities                   (000)





U.S. Treasuries and Other Federal Agencies _ 3.25%



 Federal Home Loan Bank

   4.67%-4.74% due 5/5-7/23/99     $    735,054             735,029
1.29



 United States Treasury bills

   4.16%-4.52% due 5/6-7/29/99        1,116,677           1,116,812
1.96



 TOTAL SHORT-TERM SECURITIES                              1,851,841
3.25

   (cost:  $1,851,731,000)



 TOTAL INVESTMENT SECURITIES

   (cost:  $38,495,085,000)                              56,909,498
99.81

 Excess of cash and receivables over payables               108,727
 .19

 NET ASSETS                                             $57,018,225
100.00%



See Notes to Financial Statements



Financial Statements



Statement of Assets and Liabilities



April 30, 1999

(dollars in thousands)



Assets:

Investment securities at market

 (cost: $38,495,085)                                    $56,909,498

Cash                                                            251

Receivables for _

 Sales of investments                  $202,921

 Sales of Fund's shares                 109,035

 Dividends                               79,866             391,822

                                                         57,301,571



Liabilities:

Payables for _

 Purchases of investments               192,301

 Repurchases of Fund's shares            53,149

 Management services                     12,906

 Other expenses                          24,990             283,346



Net Assets at April 30, 1999 _

Equivalent to $35.31 per share on

1,614,725,331 shares of $1 par value

capital stock outstanding (authorized

capital stock _ 2,000,000,000 shares)                  $57,018,225



Statement of Operations

for the year ended April 30, 1999

(dollars in thousands)



Investment Income:

Income:

 Dividends                         $  1,097,923

 Interest                                 95,445        $1,193,368

Expenses:

 Investment adviser fee                  96,791

 Business management fee                 44,286

 Distribution expenses                  110,672

 Transfer agent fee                      32,657

 Reports to shareholders                  1,545

 Registration statement and prospectus    3,634

 Postage, stationery and supplies         5,326

 Directors' and Advisory Board fees         413

 Auditing and legal fees                    135

 Custodian fee                              403

 Other expenses                             291             296,153



Net investment income                                       897,215



Realized Gain and Unrealized

 Appreciation on Investments:

Net realized gain                                         5,230,170

Net unrealized appreciation:

 Beginning of year                   17,338,072

 End of year                         18,414,413

   Net change in unrealized

    appreciation                                          1,076,341

 Net realized gain and change in

   unrealized appreciation                                6,306,511



Net Increase in Net Assets

 Resulting from Operations                               $7,203,726





Statement of Changes in Net Assets

                                                   Year ended April 30

(dollars in thousands)                               1999                1998

Operations:

Net investment income                          $     897,215      $
759,844

Net realized gain on investments                   5,230,170
2,816,947

Net change in unrealized

 appreciation on investments                       1,076,341
8,654,558

 Net Increase in Net Assets

   Resulting from Operations                       7,203,726
12,231,349



Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income               (890,284)
(736,632)

Distributions from net realized gain

 on investments                                  (3,760,550)
(1,958,463)

 Total Dividends and Distributions               (4,650,834)
(2,695,095)



Capital Share Transactions:

Proceeds from shares sold:

 334,983,835 and 298,975,826

 shares, respectively                             11,104,242
9,237,792

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 137,585,488 and 84,081,074 shares,

 respectively                                      4,421,141
2,539,311

Cost of shares repurchased:

 206,861,783 and 120,245,204

 shares, respectively                            (6,823,584)
(3,714,819)

 Net Increase in Net Assets Resulting

   from Capital Share Transactions                 8,701,799
8,062,284

Total Increase in Net Assets                      11,254,691
17,598,538



Net Assets:

Beginning of year                                 45,763,534
28,164,996

End of year (including undistributed

 net investment income: $112,641

 and $105,710, respectively)                     $57,018,225
$45,763,534



See Notes to Financial Statements



Notes to Financial Statements



1. Organization and Significant Accounting Policies



Organization _ Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.



Significant Accounting Policies _ The following paragraphs summarize the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:



     Security Valuation _ Equity securities, including convertible debentures, are stated at market value based upon closing sales prices reported on a national securities exchange on the day of valuation or, for listed securities having no sales reported, upon last reported bid prices on that date. Treasury bills and other cash-equivalent securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices obtained from a major dealer in short-term securities. Treasury bills and other cash-equivalent securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

     Security Transactions and Related Investment Income _ As is custo mary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis.

     Dividend and interest income is reported on the accrual basis.



     Dividends and Distributions to Shareholders _ Dividends and distributions paid to shareholders are recorded on the ex-dividend date.



2. Federal Income Taxation

It is the Fund's policy to continue to comply with the requirements of the

Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders.  Therefore, no federal income tax provision is required.



As of April 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $18,414,413,000, of which

$19,030,435,000 related to appreciated securities and $616,022,000 related to depreciated securities.  There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 1999.  The cost of portfolio securities for book and federal income tax purposes was

$38,495,085,000 at April 30, 1999.



3. Fees and Transactions with Related Parties



Business Management and Investment Advisory Fees _ Officers of the Fund

received no remuneration from the Fund in such capacities.  Their remuneration was paid by Washington Management Corporation (WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated.  WMC, business manager of the Fund,

was paid a fee of $44,286,000 for business management services.  The business management agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding-

 $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; 0.06% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.05% of net assets in excess of $55 billion.  Under this agreement all expenses chargeable to the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Fund that it has earned $1,046,000 on its retail sales of shares under the distribution plan of the Fund but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.  All officers of the Fund and four of its directors are affiliated with The Johnston-Lemon

Group, Incorporated.  Capital Research and Management Company, investment adviser of the Fund, was paid a fee of $96,791,000 for investment management services. The investment advisory agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets;

0.21% of such assets in excess of $3 billion but not exceeding $8 billion;

0.20% of such assets in excess of $8 billion but not exceeding $21 billion;

0.195% of such assets in excess of $21 billion but not exceeding $34 billion;

0.19% of such assets in excess of $34 billion but not exceeding $55 billion;

and 0.185% of net assets in excess of $55 billion.



Distribution Expenses _ Pursuant to a Plan of Distribution, the Fund may

expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's
Board of

Directors.  Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended

April 30, 1999, distribution expenses under the Plan were $110,672,000,

including accrued and unpaid expenses of $20,594,000.



American Funds Distributors, Inc., the principal underwriter of the Fund's shares, has informed the Fund that it has received $42,516,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares.  Such sales charges are not an expense of the Fund and,

hence, are not reflected in the accompanying Statement of Operations.



Transfer Agent Fee _ American Funds Service Company, the transfer agent for the Fund, was paid a fee of $32,657,000.



Deferred Directors' Fees _ Independent Directors and Advisory Board members of the Fund may elect to defer part or all of the fees earned for such services.

Amounts deferred are not funded and are general unsecured liabilities of the

Fund.  As of April 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to directors, were $521,000.



4.   Investment Transactions and Other Disclosures



The Fund made purchases and sales of investment securities, excluding short-term securities, of $17,664,899,000 and $13,097,547,000, respectively,

during the year ended April 30, 1999.



As of April 30, 1999, accumulated undistributed net realized gain on investments was $3,208,003,000 and additional paid-in capital was

$33,668,443,000.  The Fund reclassified $67,224,000 from undistributed net realized gains to additional paid-in capital for the year  ended April 30,

1999.



Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank.

The custodian fee of $403,000 included $76,000 that was paid by these credits rather than

in cash.



The Fund owns 5.8%, 5.5%, and 5.0% of the outstanding voting securities of

Browning-Ferris Industries, Westvaco, and Mallinckrodt, respectively, which represent investments in affiliates as defined in the Investment Company
Act of

1940.



Per-Share Data and Ratios



                                                        Year ended April 30

                                         1999    1998    1997    1996    1995

Net Asset Value, Beginning of Year      $33.92  $25.93  $22.77  $18.87  $17.11

Income from Investment Operations:

  Net investment income                    .60     .62     .62     .63     .63

  Net gains on securities (both

   realized and unrealized)               3.99    9.65    4.36    4.98    2.16

   Total from investment

    operations                            4.59   10.27    4.98    5.61    2.79



Less Distributions:

  Dividends (from net

   investment income)                     (.61)   (.62)   (.62)   (.62)
(.62)

  Distributions (from capital gains)     (2.59)  (1.66)  (1.20)  (1.09)
(.41)

   Total distributions                   (3.20)  (2.28)  (1.82)  (1.71)
(1.03)



Net Asset Value, End of Year            $35.31  $33.92  $25.93  $22.77  $18.87





Total Return<F1>                         14.61%  40.80%  22.43%  30.40%
17.01%

Ratios/Supplemental Data:

  Net assets, end of year (in millions)

                                      $57,018 $45,764 $28,165 $20,689 $14,426

  Ratio of expenses to average

   net assets                             .61%    .62%    .64%    .66%    .69%

  Ratio of net income to average

   net assets                            1.84%   2.08%   2.56%   2.98%   3.57%

  Portfolio turnover rate               27.93%  17.61%  20.41%  23.41%  25.45%



[FN]

<F1>Excludes maximum sales charge of 5.75%.






Report of Independent Accountants



To the Board of Directors and Shareholders of Washington Mutual Investors
Fund,

Inc.



In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund,

Inc. (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles.  These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



(signature)

Pricewaterhouse Coopers LLP

Los Angeles, California

May 28, 1999



Tax Information for the Year Ended April 30, 1999 (Unaudited)



We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the

Fund were earned from the following sources:



                                       Dividends and Distributions per Share

To Shareholders                                From Net       From Net
Realized

of Record             Payment Date         Investment Income   Long-Term Gains

June 19, 1998         June 22, 1998             $0.145               _

September 18, 1998    September 21, 1998         0.145               _

December 18, 1998     December 21, 1998          0.175             $2.595

March 19, 1999        March 22, 1999             0.145               _



The Fund also designates as a capital gain distribution a portion of earnings and profits to shareholders in redemption of their shares.



Corporate shareholders may exclude up to 100% of qualifying dividends received during the year.  Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct

U.S. Treasury obligations. For purposes of computing this exclusion, 8% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.



Dividends and distributions received by retirement plans such as IRAs,

Keogh-type plans, and 403(b) plans need not be reported as taxable income.

However, many plan retirement trusts may need this information for their annual information reporting.



Shareholders should consult their tax advisers.



Washington Mutual Investors Fund



Directors



Stephen Hartwell

Chairman of the Board

Chairman, Washington

Management Corporation



James H. Lemon, Jr.

Vice Chairman of the Board

Chairman and Chief Executive Officer,

The Johnston-Lemon Group, Incorporated



Harry J. Lister

President of the Fund

Director and President,

Washington Management Corporation



Cyrus A. Ansary

President, Investment Services

International Co. LLC.



Fred J. Brinkman

Retired Senior Partner,

Arthur Andersen, LLP



Daniel J. Callahan III

Vice Chairman and Treasurer,

The Morris and Gwendolyn Cafritz Foundation



James C. Miller III

Counselor, Citizens for a Sound Economy



T. Eugene Smith

President, T. Eugene Smith Inc.



Leonard P. Steuart, II

Vice President, Steuart Investment Company



Margita E. White

President, Association for Maximum

Service Television Inc.



Advisory Board



Charles A. Bowsher

Retired Comptroller General of the

United States



Mary K. Bush

President, Bush & Company

Vernon W. Holleman, Jr.

President, Vernon W. Holleman, Jr., Co.



Katherine D. Ortega

Former Treasurer of the United States



J. Knox Singleton

President and Chief Executive Officer, INOVA Health Systems



William B. Snyder

General Partner, Merastar Partners

Limited Partnership



Robert F. Tardio

Senior Managing Director,

GKMG Consulting Services, Inc.



Directors  Emeritus



Bernard J. Nees

Chairman Emeritus of the Fund



Charles T. Akre

Of Counsel, Miller & Chevalier, Chartered



Dr. Nathan A. Baily

Management, Marketing and Education Consultant



John A. Beck

Of Counsel, Reed Smith Shaw & McClay



Jean Head Sisco

Partner, Sisco Associates



Stephen G. Yeonas

Chairman and Chief Executive Officer,

Stephen G. Yeonas Company



Other Officers



Howard L. Kitzmiller

Senior Vice President, Secretary  and  Assistant Treasurer of the Fund

Director, Senior Vice President, Secretary and Assistant Treasurer, Washington

Management Corporation



Ralph S. Richard

Vice President and Treasurer of the Fund

Director, Vice President and Treasurer, Washington Management Corporation



Lois A. Erhard

Vice President of the Fund

Vice President, Washington Management Corporation



Michael W. Stockton

Assistant Vice President, Assistant Secretary and Assistant Treasurer of the

Fund

Assistant Vice President, Assistant Secretary, and Assistant Treasurer,

Washington Management Corporation



J. Lanier Frank

Assistant Vice President of the Fund

Assistant Vice President, Washington Management Corporation



Offices of the Fund and of the Business Manager

Washington ManagementCorporation

1101 Vermont Avenue, NW

Washington, DC 20005-3585

202/842-5665



Investment Adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1443



135 South State College Boulevard

Brea, CA 92821-5823



Transfer Agent

American Funds Service Company

(Please write to the address nearest you)



P.O. Box 2205

Brea, CA 92822-2205



P.O. Box 659522

San Antonio, TX 78265-9522





P.O. Box 6007

Indianapolis, IN 46206-6007



P.O. Box 2280

Norfolk, VA 23501-2280



Custodian of Assets

The Chase Manhattan Bank

One Chase Manhattan Plaza

New York, NY 10081-0001





Counsel

Thompson, O'Donnell,

Markham, Norton & Hannon

805 Fifteenth Street, NW

Washington, DC 20005-2216



Independent Accountants

PricewaterhouseCoopers LLP

400 South Hope Street

Los Angeles, CA 90071-2889



Principal Underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1462



This report is for the information of shareholders of Washington Mutual

Investors Fund, Inc., but     it may also be used as sales literature when

preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.



For information about your account or any of the Fund's services, please contact your financial adviser.  You may also call American Funds Service

Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World

Wide Web.



(recycle logo)

Printed on recycled paper



WMIF-011-0699



The American Funds Group(R) (logo)



(logo)



Washington Mutual Investors Fund, Inc.

1101 Vermont Avenue, NW

Washington, DC 20005

202/842-5665